SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST (except Total Return Strategy Fund)

In connection with the Annual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the period ended May 31, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date: August 2, 2005                           \s\ CHRISTOPHER W. CLAUS
      ----------------------                   --------------------------------
                                                Christopher W. Claus
                                                President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:  USAA INVESTMENT TRUST (except Total Return Strategy Fund)

In connection with the Annual Report on Form N-CSR (Report) of the above-named issuer for the Funds for the period ended May 31, 2005, the undersigned hereby certifies, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  August 2, 2005                           \s\ DEBRA K. DUNN
       --------------                           -------------------
                                                Debra K. Dunn
                                                Treasurer